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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): JUNE 18, 1998
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                             SUMMIT TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)

                         Commission File Number: 0-16937
                                                 -------

            Massachusetts                               04-2897945
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   (State or other jurisdiction of          (I.R.S. Employer Identification No.)
   incorporation or organization)


21 Hickory Drive, Waltham, Massachusetts                   02154
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(Address of principal executive officer)                (Zip Code)


                                 (781) 890-1234
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              (Registrant's telephone number, including area code)


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

      Effective June 18, 1998, Summit Technology, Inc. (the "Company") retained Deloitte & Touche LLP as its independent public accountants and on that same date, the Company terminated the engagement of KPMG Peat Marwick LLP as its independent public accountants. The engagement of Deloitte & Touche was recommended by the audit committee of the Company's Board of Directors and approved by the Board of Directors.

      The audit reports of KPMG Peat Marwick LLP on the Company's financial statements for each of the past two years ended December 31, 1997 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

      In connection with the audits of the Company's financial statements for each of the two years ended December 31, 1997 and in the subsequent interim period through June 18, 1998, there were no disagreements between the Company and KPMG Peat Marwick LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of KPMG Peat Marwick LLP, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the audited financial statements.

      During the Company's two most recently completed years and through present date, there have been no reportable events (as defined in Item 304 of Regulation S-K ) with KPMG Peat Marwick LLP and during such periods the Company has not consulted Deloitte & Touche LLP regarding the application of accounting principles to a specified transaction, either completed or proposed, of the type of audit opinion that might be rendered on the Company's financial statements. A letter from KPMG Peat Marwick LLP is attached as Exhibit 16.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      (c)  Exhibits.
              Exhibit 16 Letter of KPMG Peat Marwick LLP to the Securities and Exchange Commission dated June 25, 1998.




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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                             SUMMIT TECHNOLOGY, INC.



Date: June 25, 1998                          By: /s/ Robert J. Palmisano
                                                 -------------------------------
                                                 Robert J. Palmisano
                                                 Chief Executive Officer




Date: June 25, 1998                          By: /s/ Robert J. Kelly
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                                                 Robert J. Kelly
                                                 Executive Vice President, Chief
                                                 Financial Officer and Treasurer





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